Exhibit 99.1

FOR IMMEDIATE RELEASE

COVIA RECEIVES CONTINUED LISTING STANDARD NOTICE FROM NYSE

INDEPENDENCE, Ohio, April 14, 2020 (GLOBE NEWSWIRE) — Covia (NYSE:CVIA) announced that, on April 8, 2020, it received notification from the New York Stock Exchange (“NYSE”) that the Company is no longer in compliance with NYSE continued listing standards, which require listed companies to maintain an average closing share price of $1.00 over a consecutive 30 trading-day period.

In accordance with NYSE rules, Covia has six months from receipt of the notice to regain compliance with the NYSE’s minimum share price requirement. Covia may regain compliance at any time during the cure period if (i) on the last trading day of any calendar month during the cure period, its common stock has a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

Covia intends to actively monitor the price of its common stock and will consider all available options to regain compliance with the NYSE’s continued listing standards. As required by the NYSE, Covia will notify the NYSE within ten business days of its intent to cure the deficiency and return to compliance with the NYSE’s continued listing standards.

During the six-month cure period, subject to compliance with other continued listing requirements, Covia’s common stock will continue to trade on the NYSE under the symbol “CVIA” and will have an added designation of “.BC” to indicate the status as below compliance. Failure to regain compliance during the cure period or to maintain other listing requirements may lead to delisting of Covia’s common stock from the NYSE.

The NYSE notification does not affect Covia’s business operations or its Securities and Exchange Commission reporting requirements, and it does not result in any violation of its debt obligations.

About Covia

Covia is a leading provider of diversified mineral solutions to the oil and gas, glass, ceramics, coatings, metals, foundry, polymers, construction, water filtration, sports and recreation markets. The Company serves its Industrial customers through a broad array of high-quality products, including high-purity silica sand, nepheline syenite, feldspar, clay, kaolin, resin systems and coated materials, delivered through its comprehensive distribution network. Covia offers its Energy customers an unparalleled selection of proppant solutions, additives, and coated products to enhance well productivity and to address both surface and down-hole challenges in all well environments. Covia has built long-standing relationships with a broad customer base consisting of blue-chip customers. Underpinning these strengths is an unwavering commitment to safety and to sustainable development, further enhancing the value that Covia delivers to all of its stakeholders. For more information, visit CoviaCorp.com.

Caution Concerning Forward-Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (“PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of the Company’s management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although the Company’s management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, and results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to: changes in prevailing economic conditions, including fluctuations in supply of, demand for, and pricing of, the Company’s products; potential business uncertainties relating to the merger, including potential disruptions to the Company’s business and operational relationships, the Company’s ability to achieve anticipated synergies, and the anticipated costs, timing and complexity of the Company’s integration efforts; loss of, or reduction in, business from the Company’s largest customers or their failure to pay the Company; possible adverse effects of being leveraged, including interest rate, event of default or refinancing risks, as well as potentially limiting the Company’s ability to invest in certain market opportunities; the Company’s ability to successfully develop and market new products; the Company’s rights and ability to mine its property and its renewal or receipt of the required permits and approvals from government authorities and other third parties; the Company’s ability to implement and realize efficiencies from capacity expansion plans, and cost reduction initiatives within its time and budgetary parameters; increasing costs or a lack of dependability or availability of transportation services or infrastructure and geographic shifts in demand; changing legislative and regulatory initiatives relating to the Company’s business, including environmental, mining, health and safety, licensing, reclamation and other regulation relating to hydraulic fracturing (and changes in their enforcement and interpretation); silica-related health issues and corresponding litigation; seasonal and severe weather conditions; other operating risks beyond the Company’s control; the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filing.

Investor contact:

Matthew Schlarb

440-214-3284

Matthew.Schlarb@coviacorp.com

Source: Covia